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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT of 1934


                                  July 22, 2004
                                  -------------
                        (Date of earliest event reported)


                         PARKVALE FINANCIAL CORPORATION
                         ------------------------------
                          (Exact name of Registrant as
                            Specified in its Charter)


Pennsylvania                         000-17411                   25-1556590
------------                         ---------                   ----------
(State or Other                     (Commission                 (IRS Employer
Jurisdiction of                     File Number)             Identification No.)
Incorporation)

         4220 William Penn Highway
         Monroeville, Pennsylvania                             15146
         -------------------------                             -----
 (Address of Principal Executive Offices)                    (Zip Code)


                         Registrant's telephone number,
                       including area code:(412) 373-7200





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Item 5.  Other Events

Attached as Exhibit 99.1 is an earnings release for the year ended June 30, 2004. The Company reported net income for the fiscal year ended June 30, 2004 of $10.0 million or $1.77 per diluted share compared to net income of $10.5 million or $1.86 per diluted share for the year ended June 30, 2003.


Item 7(c).  Exhibits

99.1     Press Release of Parkvale Financial Corporation dated July 22, 2004.




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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 27, 2004                                Parkvale Financial Corporation
(Registrant)

                                             /s/ Timothy G. Rubritz
                                             -------------------------------
                                             Timothy G. Rubritz
                                             Vice President and
                                             Chief Financial Officer